UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2011

United Security Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (334) 636-5424

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of United Security Bancshares, Inc. (the “Company”) was held on August 9, 2011. Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 – Election of Directors. The result of the vote taken at the Annual Meeting for the election of directors of the Company to serve during the ensuing year or until their successors are duly elected and qualified was as follows:

Name	Votes For	Withhold Authority	Broker Non-Votes

Dan R. Barlow	3,033,585	706,907	774,300

Andrew C. Bearden, Jr.	3,259,533	480,959	774,300

Linda H. Breedlove	3,110,222	630,270	774,300

Gerald P. Corgill	3,321,779	418,713	774,300

Wayne C. Curtis	3,148,291	592,201	774,300

John C. Gordon	3,169,950	570,542	774,300

William G. Harrison	2,990,918	749,574	774,300

Hardie B. Kimbrough	3,002,755	737,737	774,300

J. Lee McPhearson	3,244,262	496,230	774,300

Jack W. Meigs	3,145,996	594,496	774,300

Howard M. Whitted	3,165,880	574,612	774,300

Bruce N. Wilson	3,045,809	694,683	774,300

Proposal 2 – Ratification of the Appointment of Carr, Riggs & Ingram, LLC as the Company’s Independent Registered Public Accountants for the Year Ending December 31, 2011. The result of the vote taken at the Annual Meeting on the proposal relating to the ratification of the appointment of Carr, Riggs & Ingram, LLC as the Company’s independent registered public accountants was as follows:

Votes For	Votes Against	Abstain

4,150,617	260,138	104,037

Proposal 3 – Advisory Vote on Executive Compensation. The result of the vote taken at the Annual Meeting to adopt a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2011 proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes

3,017,963	595,880	126,649	774,300

Proposal 4 – Advisory Vote on Frequency of Say-on-Pay Vote. The result of the vote taken at the Annual Meeting to select, on an advisory basis, the frequency of future shareholder advisory votes to approve the compensation of the Company’s named executive officers was as follows:

Once Every	Once Every	Once Every	Abstain	Broker Non-Votes
Year	Two Years	Three Years

3,280,151	49,225	290,405	120,711	774,300

The Company expects to publicly disclose by an amendment to this Form 8-K, promptly after the next regularly scheduled meeting of the Company’s Board of Directors, its determination as to the frequency with which future advisory votes on executive compensation will be held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2011	UNITED SECURITY BANCSHARES, INC.

	By:	/s/ Beverly J. Dozier
	Name:	Beverly J. Dozier
Vice President, Secretary and Assistant Treasurer